GUARANTY AGREEMENT

This Guaranty Agreement (the “Agreement”) is made this 16th day of March, 2009, by Strategic Storage Trust, Inc., a Maryland corporation (“Guarantor”), in favor of BB&T Real Estate Funding LLC, a North Carolina limited liability company (“Lender”).

Lender has made a loan (the “Loan”) to SSTI 15 McClure Dr, LLC, a Delaware limited liability company (“McClure”), and by SSTI 1742 Pass Rd, LLC, a Delaware limited liability company (“Pass”), jointly and severally (McClure and Pass being hereinafter referred to jointly and severally as the “Borrower”), which is evidenced by that certain Consolidated, Amended and Restated Promissory Note (the “Note”) in the original principal amount of Four Million Nine Hundred Seventy-Five Thousand and No/1 00 Dollars ($4,975,000.00) executed by Borrower in favor of Lender of even date herewith, and secured by, among other things, that certain Consolidated, Amended and Restated Mortgage, Assignment of Rents and Leases and Security Agreement executed by McClure and that certain Deed of Trust, Assignment of Rents and Leases and Security Agreement executed by Pass (collectively the "Security Instrument"), in favor of Lender of even date herewith. As an inducement to Lender to make the Loan, Guarantor agreed to guarantee the Obligations (hereinafter defined) of Borrower and to execute and deliver this Agreement.

Now, therefore, in consideration of the Loan and of each extension or renewal of such Loan, if any, and the economic benefit to be derived by Guarantor from the making of such Loan by Lender to Borrower, and to enable such Loan to be obtained by Borrower, the receipt, adequacy and sufficiency of which consideration is hereby acknowledged by Guarantor, Guarantor hereby agrees as follows:

1. Guarantor does hereby unconditionally guarantee, on a joint and several basis with Borrower and any other guarantors of the Loan, the payment to Lender promptly when due of all Obligations (as hereinafter defined). As used in this Agreement, the term “Obligations” means:

(a) The full, complete and punctual payment of all amounts of principal, interest (including at the Default Rate, as defined in the Note, if applicable), the Exit Fee (as defined in the Note) and all other amounts payable pursuant to the Loan Documents in the event of the occurrence of any of the following: (i) Borrower acquires any material assets in violation of the terms of the Loan Documents, (ii) Borrower fails to obtain Lender’s prior written consent to any subordinate financing or other voluntary lien encumbering the Property, (iii) Borrower fails to obtain Lender’s prior written consent to any assignment, transfer or conveyance of the Property or any interest therein as required by the Security Instrument, (iv) Borrower files a voluntary petition pursuant to federal bankruptcy law, or any similar federal or state bankruptcy or insolvency law (“Bankruptcy Law”), (v) Borrower directly or indirectly solicits creditors for any involuntary petition against Borrower pursuant to a Bankruptcy Law, (vi) Borrower files an answer consenting to or otherwise acquiescing in or joining in any involuntary petition filed against it under a Bankruptcy Law, (vii) Borrower consents to or acquiesces in or joins in an application for the appointment of a custodian, receiver, trustee or examiner for Borrower or any portion of the Property, (viii) Borrower makes an assignment for the benefit of creditors, or admits, in writing or in any legal proceeding, its insolvency or inability to pay its debts as they become due, or (ix) Borrower or Guarantor engage in any action to interfere with Lender’s enforcement and collection efforts pursuant to its rights and remedies under the Note, this Agreement or any of the other Loan Documents following an Event of Default (other than good faith assertion of defenses and counterclaims); and (b) any and all claims, damages, liability and expenses, including reasonable attorneys’ fees, incurred by Lender resulting from or arising out of: (A) the failure of Borrower or their affiliates to pay to Lender upon demand, after an Event of Default, all security deposits collected by Borrower, Guarantor or their respective affiliates from tenants then in residence, (B) the failure of

Borrower, Guarantor or their affiliates to pay to Lender upon demand, after an Event of Default, all rents received by Borrower, Guarantor or their respective affiliates after such Event of Default, (C) Lender’s enforcement of the provisions of that certain Environmental Indemnity Agreement executed by Borrower of even date herewith, (D) intentional waste or arson by Borrower, Guarantor or their affiliates relating to the Property, (E) the acquisition and use by Borrower, Guarantor or their affiliates of any insurance or condemnation proceeds relating to the Property in violation of the terms and conditions of the Security Instrument or the other Loan Documents, (F) fraudulent conduct or material misrepresentation by Borrower, Guarantor or their affiliates, (G) the enforcement or application with respect to the Property of the Americans with Disabilities Act of 1990, (IT) the failure to apply rents and other income from the Property, first, to the payment of reasonable operating expenses and then to debt service amounts, including escrow and reserve deposits, due under the Loan Documents, however Guarantor will not be personally liable with respect to rents and other income that are distributed in any calendar quarter if Borrower has paid all such operating expenses and debt service amounts for such calendar quarter, (I) the removal, demolition or material alteration of the Improvements or any Personal Property in violation of the terms of the Loan Documents, and (J) any and all costs of collection or enforcement, including reasonable attorneys’ fees, incurred by Lender in connection with the obligations in this Section 1. In addition, and anything contained in the Security Instrument or the other Loan Documents to the contrary notwithstanding, Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the indebtedness evidenced by the Note and the other obligations of Borrower under the Loan Documents or to require that all collateral shall continue to secure all of such indebtedness and obligations.

2. Guarantor agrees that, if any of the Obligations are not paid when due, or if the maturity thereof shall have been accelerated by Lender, Guarantor will, upon demand by Lender, forthwith pay such Obligations. No such payment shall discharge the liability of Guarantor hereunder until all amounts for which Guarantor is liable under this Agreement shall have been paid in full. Guarantor further agrees to pay to Lender, upon demand, all costs and expenses, including reasonable attorneys’ fees, that may be incurred by Lender in collecting or attempting to collect from Guarantor under this Agreement.

3. Guarantor hereby:

(a) Assents to all terms and agreements heretofore or hereafter made by Borrower with Lender, including, but without limitation, agreements regarding the manner of disposing of any collateral in a commercially reasonable manner;

(b) Waives all defenses based upon suretyship or impairment of collateral, and consents that Lender may, without in any way affecting the obligation of Guarantor under this Agreement (Guarantor expressly waiving any right to be discharged in whole or in part from any of the following):

(i) Exchange, release or surrender to Borrower or to Guarantor, pledgor, or grantor any collateral, or waive, release, subordinate, or fail to perfect any security interest, in whole or in part, now or hereafter held as security for any of the Obligations;

(ii) Waive or delay the exercise of any of its rights or remedies against Borrower or any other person or entity, including, without limitation, any other guarantor; (iii) With or without consideration, release Borrower or any other person or entity, including, without limitation, any other guarantor;

(iv) Renew, extend, or modify the terms of any of the Obligations or any instrument or agreement evidencing the same;

(v) Apply payments by Borrower, Guarantor, or any other person or entity, to any of the obligations at Lender’s discretion; and (vi) In the event of the filing of a petition (whether voluntary or involuntary) under any chapter of the federal Bankruptcy Code by or against Borrower, participate in the bankruptcy proceedings and exercise any and all rights set forth in clauses (i) through (v) above, including, without limitation, voting for or against any plan of reorganization, consenting to the use of any cash collateral, consenting to the sale, use or lease of any collateral securing any of the Obligations, and entering into any compromise or settlement regarding the Obligations;

((c) Waives all notices whatsoever with respect to this Agreement or with respect to the Obligations, including, but without limitation, notice of:

(i) Lender’s acceptance hereof or its intention to act, or its action, in reliance hereon;

(ii) The present existence or future incurring of any of the Obligations or any terms or amounts thereof or any change therein;

(iii) Any default by Borrower or any surety, pledgor, grantor of security, or guarantor, including, without limitation, Guarantor; and (iv) The obtaining or release of any guaranty or surety agreement (in addition to this Agreement), pledge, assignment, or other security for any of the Obligations;

(d) Agrees that, if at any time all or any part of any payment previously applied by Lender to any of the Obligations must be returned by Lender for any reason, whether upon claim of preference, fraudulent transfer or otherwise, and whether by court order, administrative order, or settlement, Guarantor remains liable for the full amount returned as if such amount had never been received by Lender, notwithstanding any termination of this Agreement or the cancellation of any note or other instrument or agreement evidencing the Obligations of Borrower;

(e) Waives notice of presentment, demand, protest and notice of nonpayment in relation to any instrument evidencing any of the Obligations, and any other demands and notices required by law, except as such waiver may be expressly prohibited by law, and waives any requirement that suit against Guarantor under this Agreement be brought within any period of time shorter than the general statute of limitations applicable to contracts under seal. Furthermore, Guarantor agrees that the statute of limitations applicable to this Agreement shall begin to run only upon Guarantor’s failure or refusal to pay any of the Obligations following demand for payment by Lender; and

(f) Agrees to furnish or cause to be furnished, within one hundred twenty (120) days following the close of Guarantor’s fiscal year, annual financial statements on Guarantor, certified by the party providing such financial statements to be true and correct in all material respects as of the date thereof, in a form suitable to and containing such information as Lender may reasonably require. Guarantor shall also furnish to Lender such other and additional financial information concerning Guarantor as Lender reasonably may request.

4. The liability of Guarantor under this Agreement is absolute and unconditional, without regard to the liability of any other person, and shall not in any manner be affected by reason of any action taken or not taken by Lender, which action or inaction is herein consented and agreed to, nor by the partial or complete unenforceability or invalidity of any other guaranty or surety agreement, pledge, assignment or other security for any of the Obligations. The liability of Guarantor hereunder shall not be affected by, and this Agreement shall remain fully enforceable against Guarantor irrespective of, any defenses which Borrower may have or assert with respect to any of the Obligations, including, but without limitation, discharge in bankruptcy, confirmation of a plan of reorganization, composition with creditors, failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction, waiver, estoppel, release, usury, and fraud or misrepresentation. No delay in making demand on Guarantor for satisfaction of its liability hereunder shall prejudice Lender’s right to enforce such satisfaction. All of Lender’s rights and remedies shall be cumulative and any failure of Lender to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time, and from time to time, thereafter. This Agreement shall be a continuing one and shall be binding upon Guarantor regardless of how long before or after the date hereof any of the Obligations were or are incurred.

5. Guarantor hereby subordinates to Lender until payment in full of the Obligations any right of subrogation or other right of reimbursement from Borrower or its assignees or successors in interest and any other right to payment from Borrower or its assignees or successors in interest, arising out of or on account of any sums paid or agreed to be paid by Guarantor under this Agreement.

6. Guarantor hereby wholly subordinates all claims which Guarantor may now or hereafter have against Borrower to all debts and other obligations of Borrower referred to herein which Borrower may now or hereafter owe Lender, and assigns such claims to Lender as additional collateral for all Obligations of Borrower guaranteed by Guarantor under this Agreement. This agreement of subordination and assignment shall survive the termination of this Agreement, and shall remain in effect until all Obligations of Borrower existing on the date of such termination, and all interest, reasonable attorneys’ fees and other charges, if any, thereafter accruing thereon, are paid in full. Until full payment is made to Lender of the Obligations, Guarantor agrees not to accept any payment or satisfaction of any kind on, or any security for, any of the claims hereby subordinated. Guarantor agrees that, if any such payment or security is received, Guarantor will hold the same in trust for Lender, and deliver it to Lender. Guarantor agrees to execute such additional documents and instruments as may in the future be requested by Lender to effectuate the assignment and other provisions of this paragraph.

7. Guarantor agrees that this Agreement shall be governed by and construed in accordance with the substantive law of the state of Mississippi, without regard to principles of conflict of laws. Guarantor hereby consents to the jurisdiction of any state or federal court in Florida and Mississippi, and, to the extent permitted by applicable law, waives any objection based on venue or forum non conveniens with respect to any action instituted in any such court and agrees that such court shall be the exclusive venue for any action under this Guaranty. Notwithstanding the foregoing, Lender shall have the right to bring any action or proceeding against Guarantor or Guarantor’s property in the courts of any other jurisdiction Lender deems necessary or appropriate in order to enforce the obligations of Guarantor under this Agreement.

8. All notices or other communications hereunder shall be in writing and shall be deemed to have been properly given (i) upon delivery, if delivered in person, or (ii) one (1) Business Day (defined below) after having been deposited for overnight delivery with any reputable overnight courier service, addressed as follows:

If to Guarantor:

Strategic Storage Trust, Inc.

111 Corporate Drive, Suite 120 Ladera Ranch, California 92694 Attention: H. Michael Schwartz

With a copy to:

Charles Mersky, Esq.

Mastrogiovanni Schorsch & Mersky, P.C. 2001 Bryan Street, Suite 1250 Dallas, Texas 75201

If to Lender:

BB&T Real Estate Funding LLC c/o Grandbridge Real Estate Capital LLC 524 Lorna Square Birmingham, Alabama 35216 Attention: Head of Servicing Department

With a copy to:

Phillip D. Corley, Jr., Esq.

Wallace, Jordan, Ratliff & Brandt, L.L.C.

800 Shades Creek Parkway, Suite 400 Birmingham, Alabama 35209 or addressed as such party may from time to time designate by written notice to the other parties. Either party by notice to the other may designate additional or different addresses for subsequent notices or communications. “Business Day” shall mean a day upon which commercial banks are not authorized or required by law to close in Alabama, Florida or Mississippi.

9. GUARANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED

BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN OR ANY ALLEGED ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

10. This Agreement shall inure to the benefit of Lender, its successors and assigns, and to any person to whom Lender may grant an interest in any of the Obligations, and shall be binding upon Guarantor and Guarantor’s successors and assigns.

     IN WITNESS WHEREOF, Guarantor, intending to be legally bound hereby, has duly executed this Agreement under seal on or as of the date and year first above written.

GUARANTOR: Strategic Storage Trust, Inc., a Maryland corporation

By: /s/ H. Michael Schwartz

H. Michael Schwartz Its President